UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): November 9, 2011

OCWEN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard
6th Floor
Atlanta, Georgia 30319
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

We are filing this Current Report on Form 8-K to file certain pro forma financial information related to (1) the September 1, 2011 acquisition by Ocwen Financial Corporation of all the outstanding partnership interests of Litton Loan Servicing LP, a subsidiary of The Goldman Sachs Group, Inc. (Goldman Sachs) and a provider of servicing and subservicing of primarily non-prime residential mortgage loans and certain interest-only servicing securities previously owned by Goldman Sachs & Co., also a subsidiary of Goldman Sachs (collectively referred to as Litton Loan Servicing Business); and (2) the September 1, 2010 acquisition by Ocwen Financial Corporation of the U.S. non-prime mortgage servicing business known as HomEq Servicing (a business within Barclays Bank PLC) including, but not limited to, the mortgage servicing rights and associated servicer advances of the business as well as certain servicing platforms based in Sacramento, California and Raleigh, North Carolina. The following unaudited pro forma combined financial information of Ocwen Financial Corporation is provided:

●	Unaudited pro forma combined statement of operations for the nine months ended September 30, 2011 related to the acquisition of Litton Loan Servicing Business.

●	Unaudited pro forma combined statement of operations for the year ended December 31, 2010 related to the acquisition of Litton Loan Servicing Business.

●	Unaudited pro forma combined statement of operations for the year ended December 31, 2010 related to the acquisition of HomEq Servicing.

●	Unaudited pro forma combined statement of operations for the year ended December 31, 2010 related to the acquisitions of both Litton Loan Servicing Business and HomEq Servicing.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Pro Forma Financial Information

The unaudited pro forma combined statement of operations of Ocwen Financial Corporation related to the acquisition of Litton Loan Servicing Business for the nine months ended September 30, 2011 is attached as Exhibit 99.1.

The unaudited pro forma combined statement of operations of Ocwen Financial Corporation related to the acquisition of Litton Loan Servicing Business for the year ended December 31, 2010 is attached as Exhibit 99.2.

The unaudited pro forma combined statement of operations of Ocwen Financial Corporation related to the acquisition of HomEq Servicing for the year ended December 31, 2010 is attached as Exhibit 99.3.

The unaudited pro forma combined statement of operations of Ocwen Financial Corporation related to the acquisitions of both Litton Loan Servicing Business and HomEq Servicing for the year ended December 31, 2010 is attached as Exhibit 99.4.

(c)	Not applicable

(d)	Exhibits

EXHIBIT NO.	DOCUMENT

99.1	The unaudited pro forma combined statement of operations of Ocwen Financial Corporation related to the acquisition of Litton Loan Servicing Business for the nine months ended September 30, 2011.

99.2	The unaudited pro forma combined statement of operations of Ocwen Financial Corporation related to the acquisition of Litton Loan Servicing Business for the year ended December 31, 2010.

99.3	The unaudited pro forma combined statement of operations of Ocwen Financial Corporation related to the acquisition of HomEq Servicing for the year ended December 31, 2010.

99.4
The unaudited pro forma combined statement of operations of Ocwen Financial Corporation related to the acquisitions of both Litton Loan Servicing Business and HomEq Servicing for the year ended December 31, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: November 9, 2011	By:	/s/ John Van Vlack
John Van Vlack
Executive Vice President, Chief Financial Officer
and Chief Accounting Officer

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INDEX TO EXHIBITS

EXHIBIT NO.	DOCUMENT

99.1	The unaudited pro forma combined statement of operations of Ocwen Financial Corporation related to the acquisition of Litton Loan Servicing Business for the nine months ended September 30, 2011.

99.2	The unaudited pro forma combined statement of operations of Ocwen Financial Corporation related to the acquisition of Litton Loan Servicing Business for the year ended December 31, 2010.

99.3	The unaudited pro forma combined statement of operations of Ocwen Financial Corporation related to the acquisition of HomEq Servicing for the year ended December 31, 2010.

99.4
The unaudited pro forma combined statement of operations of Ocwen Financial Corporation related to the acquisitions of both Litton Loan Servicing Business and HomEq Servicing for the year ended December 31, 2010.